Exhibit E
Rule 24 Reporting Requirement No. 6

----------------------------------------------------------- ---------------- ---------------------------------------------
            DISSOLUTIONS, STOCK OWNERSHIP                         DATE                           REASON
           CHANGES, INCORPORATIONS, ETC.1
----------------------------------------------------------- ---------------- ---------------------------------------------
                  Previously unreported:
----------------------------------------------------------- ---------------- ---------------------------------------------
Linder Petroleum, L.P.                                      11/12/2001       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Broadband Services Australia Pty Limited              2002             Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Storm Lake Power Partners I LLC                             03/07/2004       Assignment of membership interest to 3rd
                                                                             Party as part of a settlement of warranty
                                                                             claims.
----------------------------------------------------------- ---------------- ---------------------------------------------
Energydesk.com Limited                                      05/03/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Energydesk.com Sverige AB                                   05/03/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
TME Engineers Limited                                       05/26/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
FinancialSettlementMatrix.com, Inc.                         05/27/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
ETOL Pension Trustees Limited                               08/03/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Spray B.V. (kna PEI Accroven Services LLC)                  08/16/2004       Acquired by an Enron subsidiary for use by
                                                                             Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Brazil Power Holdings V  Ltd.                         08/31/2004       Transfer of ownership to Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
ECT Colombia Pipeline Holdings 2 Ltd.                       08/31/2004       Transfer of ownership to Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Poland Supervisory Company Sp. z.o.o.                 8/31/2004        Transfer of ownership to Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Spray B.V. (kna PEI Accroven Services LLC)                  8/31/2004        Transfer of ownership to Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Prisma Energy Luxembourg S.a.r.l.                           09/16/2004       Incorporated by Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Wing International, Ltd.                                    09/22/2004       Acquired by Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Wing Turkey, LLC                                            09/22/2004       Acquired by Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------

----------------------------------------------------------- ---------------- ---------------------------------------------
Reporting period 10/01/2004 - 12/31/2004:
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Nigeria Power Holding Ltd.                            10/06/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Nigeria IPP Holding Ltd.                              10/06/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Nigeria Power Limited                                 10/06/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Nigeria Pipeline Holding Ltd.                         10/06/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Nigeria Pipeline Limited                              10/06/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Tacke Wind Holding Private Limited                          10/11/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Silicon Power Corporation                                   10/13/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Storm Lake II Power Associates LLC                          Executed         Assignment of membership interest to 3rd
                                                            10/22/2004 but   Party as part of a settlement of warranty
                                                            effective as     claims.
                                                            of 03/22/2004
----------------------------------------------------------- ---------------- ---------------------------------------------
Lake Benton Power Associates LLC                            Executed         Assignment of membership interest to 3rd
                                                            10/22/2004 but   Party as part of a settlement of warranty
                                                            effective as     claims.
                                                            of 03/22/2004
----------------------------------------------------------- ---------------- ---------------------------------------------

--------------------------
1 In some cases, an associate company transferred or sold was not wholly-owned by Enron.


                                        1



----------------------------------------------------------- ---------------- ---------------------------------------------
Global Expat Services LLC                                   10/31/2004       Transfer of ownership to Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Hartwell Development Company, L.L.C.                        11/01/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Napa I, L.L.C.                                              11/01/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Sawgrass Development Company, L.L.C.                        11/01/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Shelby Power I, L.L.C.                                      11/01/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Titan Land Development Company, L.L.C.                      11/01/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Americas LNG Company                                  11/01/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Hawkeye Land Development Company, L.L.C.                    11/01/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Riverside Farms Company                                     11/03/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Jefferson Davis Development Company, L.L.C.                 11/04/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Fort Pierce Repowering Project, LLC                         11/04/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Herzeleide, LLC                                             11/04/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Venoco, Inc.                                                11/04/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Ellwood Pipeline Inc.                                       11/04/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Whittier Pipeline Corporation, Inc.                         11/04/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
BMC, Ltd.                                                   11/04/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
217 State Street, Inc.                                      11/04/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
McGarret I, L.L.C.                                          11/04/2004       Transfer of ownership by 3rd Party to Enron
----------------------------------------------------------- ---------------- ---------------------------------------------
McGarret II, L.L.C.                                         11/04/2004       Transfer of ownership by 3rd Party to Enron
----------------------------------------------------------- ---------------- ---------------------------------------------
McGarret III, L.L.C.                                        11/04/2004       Transfer of ownership by 3rd Party to Enron
----------------------------------------------------------- ---------------- ---------------------------------------------
McGarret VI, L.L.C.                                         11/04/2004       Transfer of ownership by 3rd Party to Enron
----------------------------------------------------------- ---------------- ---------------------------------------------
McGarret VIII, L.L.C.                                       11/04/2004       Transfer of ownership by 3rd Party to Enron
----------------------------------------------------------- ---------------- ---------------------------------------------
McGarret X, L.L.C.                                          11/04/2004       Transfer of ownership by 3rd Party to Enron
----------------------------------------------------------- ---------------- ---------------------------------------------
McGarret XI, L.L.C.                                         11/04/2004       Transfer of ownership by 3rd Party to Enron
----------------------------------------------------------- ---------------- ---------------------------------------------
McGarret XII, L.L.C.                                        11/04/2004       Transfer of ownership by 3rd Party to Enron
----------------------------------------------------------- ---------------- ---------------------------------------------
McGarret XIII, L.L.C.                                       11/04/2004       Transfer of ownership by 3rd Party to Enron
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Secretaries Limited                                   11/09/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
MicroClimates, Inc.                                         11/09/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Big Island VI, L.L.C.                                       11/10/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Midway Development Company, L.L.C.                          11/10/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Athens Development Company, L.L.C.                          11/10/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------


                                        2



----------------------------------------------------------- ---------------- ---------------------------------------------
Deerfield Beach Energy Center, L.L.C.                       11/10/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
East Fork Land Development Company, L.L.C.                  11/10/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Sandhill GP, L.L.C.                                   11/10/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Sandhill Limited Partnership                          11/10/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Volunteer Land Development Company, L.L.C.                  11/10/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Brave Land Development Company, L.L.C.                      11/10/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Pompano Beach Energy Center, L.L.C.                         11/10/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Colombia Energy Services Ltd.                         11/15/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Citrus Corp.                                                11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Citrus Energy Services, Inc.                                11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Citrus Trading Corp.                                        11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
CrossCountry Alaska, LLC                                    11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
CrossCountry Citrus Corp., converted to CrossCountry        11/17/2004       Sold
Citrus, LLC on 11/16/04
----------------------------------------------------------- ---------------- ---------------------------------------------
CrossCountry Energy, LLC                                    11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
CrossCountry Energy Services, LLC                           11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Florida Gas Transmission Company                            11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Transwestern Holding Company, Inc., converted to            11/17/2004       Sold
Transwestern Holding Company, LLC on 11/16/04
----------------------------------------------------------- ---------------- ---------------------------------------------
Transwestern Pipeline Company, converted to Transwestern    11/17/2004       Sold
Pipeline Company, LLC on 11/16/04
----------------------------------------------------------- ---------------- ---------------------------------------------
Midwestern Gas Marketing Company                            11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
NBP Services Corporation, converted to NBP Services, LLC    11/17/2004       Sold
on 11/16/04
----------------------------------------------------------- ---------------- ---------------------------------------------
Northern Plains Natural Gas Company, converted to           11/17/2004       Sold
Northern Plains Natural Gas Company, LLC on 11/16/04
----------------------------------------------------------- ---------------- ---------------------------------------------
Pan Border Gas Company, converted to Pan Border Gas         11/17/2004       Sold
Company, LLC on 11/16/04
----------------------------------------------------------- ---------------- ---------------------------------------------
Bear Paw Energy, LLC                                        11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Bear Paw Investments, LLC                                   11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Bear Paw Processing Company (Canada) Ltd.                   11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Bighorn Gas Gathering, LLC                                  11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Bison Pipeline, L.L.C. , kna Border Minnesota Pipeline,     11/17/2004       Sold
LLC
----------------------------------------------------------- ---------------- ---------------------------------------------
Black Mesa Holdings, Inc.                                   11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Black Mesa Pipeline Operations, L.L.C.                      11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Black Mesa Pipeline, Inc.                                   11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Black Mesa Technologies Services, L.L.C.                    11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Black Mesa Technologies, Inc.                               11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------


                                        3



----------------------------------------------------------- ---------------- ---------------------------------------------
Border Midstream Services, Ltd.                             11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Border Midwestern Company                                   11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Border Viking Company                                       11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Brown Bear Enterprises, LLC                                 11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Crestone Bighorn, L.L.C.                                    11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Crestone Energy Ventures, L.L.C.                            11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Crestone Gathering Services, L.L.C.                         11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Crestone Powder River, L.L.C.                               11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Crestone Wind River, L.L.C.                                 11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Fort Union Gas Gathering LLC                                11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Guardian Pipeline, LLC                                      11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Lost Creek Gathering Company, LLC                           11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Midwestern Gas Transmission Company                         11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Northern Border Intermediate Limited Partnership            11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Northern Border Partners, L.P.                              11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Northern Border Pipeline Company                            11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Northern Border Pipeline Corporation                        11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Viking Gas Transmission Company                             11/17/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Dominicana B.V.                                       11/18/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Biomass Ltd.                                          11/18/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Prisma Energy Overseas Services Ltd.                        11/18/2004       Incorporated by Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Biomass Ltd.                                          11/18/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Woodhall Holdings B.V., kna Prisma Energy Philippines B.V.  11/18/2004       Acquired by Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
V-Span, Inc.                                                11/19/2004       Asset sale
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Nigeria O&M Holdings Ltd.                             11/30/2004       Struck from Companies Register
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron International Capital Management Ltd.                 11/30/2004       Struck from Companies Register
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron International Global Funding Ltd.                     11/30/2004       Struck from Companies Register
----------------------------------------------------------- ---------------- ---------------------------------------------
Blackbird S.a.r.l.                                          11/30/2004       Transfer of ownership to Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Poland Investment B.V.                                11/30/2004       Transfer of ownership to Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Europe Operations (Supervisor) Limited                11/30/2004       Transfer of ownership to Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Elektrocieplownia Nowa Sarzyna Sp. z.o.o.                   11/30/2004       Transfer of ownership to Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Power Philippines Corp.                               11/30/2004       Transfer of ownership to Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Batangas Power Corp.                                        11/30/2004       Transfer of ownership to Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Subic Power Corp.                                           11/30/2004       Transfer of ownership to Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Subic Power Corp.                                     11/30/2004       Transfer of ownership to Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Dominicana B.V. kna Prisma Energy Venezuela           12/01/2004       Acquired by Prisma
Holdings B.V.
----------------------------------------------------------- ---------------- ---------------------------------------------
Prisma Energy Venezuela B.V.                                12/02/2004       Incorporated by Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
ECT Enerji Limited                                          12/03/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Mexico Holdings 2 Ltd.                                12/03/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
European Power Limited Company                              12/07/2004       Surrender of ownership to 3rd Party
----------------------------------------------------------- ---------------- ---------------------------------------------
Matagorda Terminal, Ltd.                                    12/10/2004       Sold
----------------------------------------------------------- ---------------- ---------------------------------------------
Norelf Limited                                              12/14/2004       Liquidated
----------------------------------------------------------- ---------------- ---------------------------------------------


                                        4



----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Caribbean Basin Energy Services Ltd.                  12/15/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Changjiang Utilities Holdings Ltd.                    12/15/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Cote d'Ivoire Pipelines Ltd.                          12/15/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Ennore Holdings Ltd.                                  12/15/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron South America Energy Services Holdings Ltd.           12/15/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron South America Energy Services Investments Ltd.        12/15/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Hainan Meinan Power Services Company, Limited               12/16/2004       Liquidated
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Caribe Holdings Ltd.                                  12/16/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Qatar Holdings Ltd.                                   12/16/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Qatar Investments Ltd.                                12/16/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Qatar LNG Marketing Ltd.                              12/16/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Qatar Ltd.                                            12/16/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Transportadora Uruguay Ltd.                           12/16/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Mesquite Holdings B.V.                                      12/17/2004       Transfer of ownership within Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Poland Investment B.V.                                12/17/2004       Transfer of ownership within Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Power Philippines Corp.                               12/17/2004       Transfer of ownership within Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Subic Power Corp.                                     12/17/2004       Transfer of ownership within Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Prisma Energy Philippines B.V.                              12/17/2004       Transfer of ownership within Prisma
----------------------------------------------------------- ---------------- ---------------------------------------------
Azurix Finance Corp.                                        12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Americas Inc.                                         12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Argentina CHESA Holdings, Inc.                        12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Argentina Investments, Inc.                           12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Argentina Ventures, Inc.                              12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Colombia Inc.                                         12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron CPO Management Holdings I, Inc.                       12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron CPO Management Holdings II, Inc.                      12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron CPO Management, L.P.                                  12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron International Merchant Holdings, Inc.                 12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Java Power Corp.                                      12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Licensing Corp.                                       12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron LNG Development Corp.                                 12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Power I (Puerto Rico), Inc.                           12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Power Philippine Operating Corp.                      12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Products Pipeline, Inc.                               12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Supply Corp.                                          12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
International Energy Investments of Peru Corp.              12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
International Energy Developments of Peru Corp.             12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
International Energy Holdings of Peru Corp.                 12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
WRA Services Corp.                                          12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Brazil Power Holdings VI Ltd.                         12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------


                                        5



----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Brazil Power Investments VI Ltd.                      12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Colombia Power Marketing Ltd.                         12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Global Pakistan Ltd.                                  12/20/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron - SE Corp.                                            12/21/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
ECT Eocene Enterprises, Inc.                                12/21/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
ECT Eocene Enterprises II, Inc.                             12/21/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
ECT Eocene Enterprises III, Inc.                            12/21/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Ecogas Funding Corporation                                  12/21/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Preferred Capital Corp.                               12/21/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Landfill Ecogas, Inc.                                       12/22/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Southern Africa Holdings                              12/22/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Southern Africa Investments                           12/22/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Mozambique Steel Holdings Ltd.                              12/22/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Southern Africa Development Ltd.                      12/22/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Gulf Holdings Ltd.                                    12/23/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Products Trading Europe Limited                       12/23/2003       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
ECT-WR-C, LLC                                               12/23/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Longhorn Assets, LLC                                        12/23/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
ECT Germany Inc.                                            12/23/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
TCTJB VI, Inc.                                              12/23/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
TCTJB IX, Inc.                                              12/23/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Cash Company No. 1                                    12/23/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Kalimantan Power Corp.                                12/23/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Nuclear Services Corp.                                12/23/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
ServiceCo Technology, Inc.                                  12/23/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
ServiceCo Corporate Services, Inc.                          12/23/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Kendall New Century Development, LLC                        12/23/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron India GDR Holding Ltd.                                12/23/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron International China Pipeline Ltd.                     12/23/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Cogeneracion Metropolitana B.V.                       12/28/2004       Liquidated
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Energia Noroeste B.V.                                 12/28/2004       Liquidated
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Mexico I B.V.                                         12/28/2004       Liquidated
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Mexico II B.V.                                        12/28/2004       Liquidated
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Mexico III B.V.                                       12/28/2004       Liquidated
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Mexico IV B.V.                                        12/28/2004       Liquidated
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Mexico V B.V.                                         12/28/2004       Liquidated
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Mexico VI B.V.                                        12/28/2004       Liquidated
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Mexico VII B.V.                                       12/28/2004       Liquidated
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Mexico VIII B.V.                                      12/28/2004       Liquidated
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Mexico IX B.V.                                        12/28/2004       Liquidated
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Mexico XIII B.V.                                      12/28/2004       Liquidated
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Mexico XIV B.V.                                       12/28/2004       Liquidated
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Mexico XV B.V.                                        12/28/2004       Liquidated
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Mexico XVI B.V.                                       12/28/2004       Liquidated
----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Mexico XVII B.V.                                      12/28/2004       Liquidated
----------------------------------------------------------- ---------------- ---------------------------------------------


                                        6



----------------------------------------------------------- ---------------- ---------------------------------------------
Enron Mexico XVIII B.V.                                     12/28/2004       Liquidated
----------------------------------------------------------- ---------------- ---------------------------------------------
ECT-PR-Z, L.L.C.                                            12/28/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Kenobe, Inc.                                                12/30/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Position Land Development Company, L.L.C.                   12/30/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
Wood Development Company, L.L.C.                            12/30/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
County Line Development Company, L.L.C.                     12/30/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------
MEB-I, L.L.C.                                               12/30/2004       Dissolved
----------------------------------------------------------- ---------------- ---------------------------------------------